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                                                                   EXHIBIT 10.44

This Instrument Prepared By:
James Sadock, Jr., Esq.
5550 Glades Road, Suite 100
Boca Raton, Florida 33431
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                                MORTGAGE AND LOAN
                      MODIFICATION AND EXTENSION AGREEMENT
                     --------------------------------------
                                (Revolving Loan)

         THIS MORTGAGE AND LOAN MODIFICATION AND EXTENSION AGREEMENT (the "Extension Agreement"), made as of this _____ day of July, 2000, by and between ORIOLE HOMES CORP., a Florida corporation (the "Mortgagor"), having its principal place of business at Suite 200, 1690 South Congress Avenue, Delray Beach, Florida 33445-6327, and OHIO SAVINGS BANK, a federal savings bank, f/k/a Ohio Savings Bank, F.S.B. and f/k/a Ohio Savings Bank, an Ohio corporation (the "Mortgagee"), having its principal place of business at 200 Ohio Savings Plaza, 1801 East Ninth Street, Cleveland, Ohio 44114;

NOTE TO RECORDER:                                  PLEASE CROSS REFERENCE TO:
DOCUMENTARY STAMPS AND INTANGIBLE TAX              OFFICIAL RECORDS BOOK 7800,
ON THE FUTURE ADVANCE NOTE ($5,000,000)            PAGE 1590, PUBLIC RECORDS OF
ARE AFFIXED TO THE AGREEMENT RECORDED              PALM BEACH COUNTY, FLORIDA
IN OFFICIAL RECORDS BOOK 9085, PAGE 547, PUBLIC
RECORDS OF PALM BEACH COUNTY, FLORIDA.
DOCUMENTARY STAMPS AND INTANGIBLE TAX ON THE
FUTURE ADVANCE NOTE ($2,000,000) AND INTANGIBLE
TAX ON THE DEMAND NOTES ($3,000,000) ARE AFFIXED
TO THE AGREEMENT RECORDED IN OFFICIAL RECORDS
BOOK 8897, PAGE 53, OF SAID PUBLIC RECORDS.
DOCUMENTARY STAMPS ON THE DEMAND NOTES
($3,000,000) ARE AFFIXED THERETO. DOCUMENTARY
STAMPS AND INTANGIBLE TAX ON THE ORIGINAL AMOUNT
OF THE ORIGINAL NOTE ($10,000,000) ARE AFFIXED
TO THE MORTGAGE RECORDED IN OFFICIAL RECORDS
BOOK 7800, PAGE 1590 OF SAID PUBLIC RECORDS.

                               W I T N E S E T H:

         WHEREAS, in consideration for a revolving line of credit in the maximum amount of Ten Million Dollars ($10,000,000.00) (the "Loan") made by Mortgagee to Mortgagor, Mortgagor has executed and delivered to Mortgagee a certain Revolving Mortgage Note dated July 13, 1993, in the maximum principal amount of the Loan as aforesaid (the "Original Note");


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         WHEREAS, the Original Note is secured by, among other things, a
Mortgage and Security Agreement (Revolving Loan) dated July 13, 1993, from Mortgagor to Mortgagee and recorded on July 16, 1993, in Official Records Book 7800, Page 1590, of the Public Records of Palm Beach County, Florida (the "Mortgage"), which encumbers the land described on Exhibit A attached thereto (the "Original Land");

         WHEREAS, by Mortgage, Assignment and Financing Statement Spreader Agreement dated May 31, 1995, from Mortgagor to Mortgagee recorded on June 6, 1995, in Official Records Book 8776, Page 262, of the Public Records of Palm Beach County, Florida, the lien, charge, encumbrance, operation and effect of the Mortgage was expanded and spread so as to encumber and effect the land described in Schedule A attached thereto (the "First Additional Land");

         WHEREAS, by Future Advance, Mortgage, Assignment and Financing Statement Extension, Modification and Spreader Agreement dated August 23, 1995, from Mortgagor to Mortgagee recorded on August 30, 1995, in Official Records Book 8897, Page 53, of the Public Records of Palm Beach County, Florida (i) the lien, charge, encumbrance, operation and effect of the Mortgage was expanded and spread so as to encumber and effect the land described in Schedule A attached thereto (the "Second Additional Land"); (ii) the maturity date of the Mortgage was extended to July 1, 1997; and (iii) the Mortgage was modified to secure an additional $5,000,000 of indebtedness evidenced by a $1,000,000 Demand Revolving Promissory Note dated August 8, 1995, a $2,000,000 Demand Revolving Promissory Note dated August 15, 1995 and a $2,000,000 Revolving Future Advance Mortgage Note dated August 23, 1995 (collectively, the "August Notes") [the Original Note and the August Notes were consolidated by a $15,000,000 Consolidated Revolving Mortgage Note dated August 23, 1995 (the "First Consolidated Note")];

         WHEREAS, by Future Advance, Mortgage, Assignment and Financing Statement Extension, Modification and Spreader Agreement dated January 12, 1996, from Mortgagor to Mortgagee recorded on January 17, 1996, in Official Records Book 9085, Page 547, of the Public Records of Palm Beach County, Florida (i) the lien, charge, encumbrance, operation and effect of the Mortgage was expanded and spread so as to encumber and effect the land described in Schedule A attached thereto (the "Third Additional Land"); and (ii) the Mortgage was modified to secure an additional $5,000,000 of indebtedness evidenced by a $5,000,000 Revolving Future Advance Mortgage Note dated January 12, 1996 (the "Future Advance Note") [the Future Advance Note and the First Consolidated Note were consolidated by a $20,000,000 Consolidated Revolving Mortgage Note dated January 12, 1996 (the "Second Consolidated Note")];

         WHEREAS, by Mortgage and Loan Modification and Extension Agreement dated July 1, 1997, from Mortgagor to Mortgagee recorded on November 25, 1997, in Official Records Book 10101, Page 1103, of the Public Records of Palm Beach County, Florida (i) the Loan, as increased by the August Notes and the Future



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Advance Note and consolidated by the First Consolidated Note and the Second
Consolidated Note (the "Consolidated Loan"), was reduced to the maximum amount of Ten Million Dollars ($10,000,000.00) (the "Reduced Consolidated Loan") such Reduced Consolidated Loan being evidenced by a $10,000,000 Renewal Amended and Restated Consolidated Revolving Mortgage Note dated July 1, 1997 (the "Third Consolidated Note"), executed and delivered to Mortgagee by Mortgagor and secured by the Mortgage; and (ii) the maturity date of the Mortgage, pursuant to the terms and conditions of that certain Revolving Loan Agreement dated July 13, 1993 between Mortgagor and Mortgagee as amended by First Amendment to Revolving Loan Agreement dated August 23, 1995 and Second Amendment to Revolving Loan Agreement dated July 1, 1997 (collectively, the "Agreement") was extended to June 30, 1999;

         WHEREAS, by Mortgage and Loan Modification and Extension Agreement dated October 15, 1998, from Mortgagor to Mortgagee recorded on October 29, 1998, in Official Records Book 10719, Page 221, of the Public Records of Palm Beach County, Florida the maturity date of the Mortgage was extended to June 30, 2000;

         WHEREAS, by Second Mortgage and Loan Modification and Extension Agreement dated June 30, 2000, from Mortgagor to Mortgagee recorded on ______________, 2000, in Official Records Book _____, Page ___, of the Public Records of Palm Beach County, Florida the maturity date of the Mortgage was extended to July 31, 2000;

         WHEREAS, Mortgagor and Mortgagee have agreed to extend the maturity date of the Mortgage for eleven (11) additional months.

         NOW THEREFORE, in consideration of the premises and Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Mortgagor and Mortgagee hereby covenant and agree as follows:

         1. RECITALS. The aforementioned recitals are true and correct and are hereby incorporated by this reference.

         2. EXISTING INDEBTEDNESS. The indebtedness evidenced by the Original Note, the August Notes and the Future Advance Note, as consolidated by the First Consolidated Note, the Second Consolidated Note and the Third Consolidated Note, was incurred in good faith for value received and as of the date hereof the unpaid balance of the Third Consolidated Note is $10,000.00, and the Mortgagor has no defenses, counterclaims or offsets thereto.

         3. EXTENSION. The maturity date of the Third Consolidated Note, as heretofore amended and as modified by this Extension Agreement, is extended to June 30, 2001, anything in said Third Consolidated Note to the contrary notwithstanding.



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         4. MODIFICATION. Clause A on the first page of the Mortgage is hereby superseded, restated and replaced by the following:

         A. In consideration for a revolving line of credit in the maximum amount of Ten Million Dollars ($10,000,000.00) (U.S.) (the "Loan") made by Mortgagee to Borrower, Borrower has executed and delivered to Mortgagee a certain Renewal Amended and Extended Consolidated Revolving Mortgage Note dated as of July 1, 1997, in the maximum principal amount of the Loan as aforesaid, payable in full as to principal and accrued interest on June 30, 2001 (the "Note");

         5. DEFINITIONS. Capitalized terms not defined herein shall have the same meaning as in the Mortgage or the Agreement, as the case may be.

         6. REPRESENTATIONS AND WARRANTIES. Mortgagor represents and warrants that: (a) Mortgagor has full power, authority and legal right to execute this Extension Agreement and to keep and observe all of the terms of this Extension Agreement on Mortgagor's part to be observed or performed, and that, as of the date hereof (i) the warranties and representations of Mortgagor contained in the Agreement are true, correct and complete in all material respects; (ii) all the covenants, terms and conditions of the Agreement remain satisfied; and (iii) no Event of Default, or event which upon the lapse of time, the giving of notice, or both, could become an Event of Default, has occurred under the Agreement.

         (b) The aggregate principal obligation of the Mortgagor secured by the Mortgage is Ten Million and no/100 Dollars ($10,000,000.00) (U.S.) which sum (or such lesser amount as shall have been actually borrowed by Mortgagor from Mortgagee) shall be repaid in accordance with the terms of the Third Consolidated Note.

         (c) Mortgagor has not availed, is not availing and has no intention to avail itself of the right and opportunity available to it under Chapter 697.04(1)(b) Florida Statutes to file of record a notice limiting the maximum principal amount that may be secured under the future advance provisions of the Mortgage. Mortgagor makes this representation and warranty knowing that Mortgagee shall rely upon the same in consideration of the terms and conditions agreed to herein.

         7. RATIFICATION OF LOAN DOCUMENTS. Mortgagor acknowledges that the Third Consolidated Note, as heretofore amended and as amended hereby, the Mortgage, as heretofore amended and as amended hereby, and any other document or instrument related thereto are valid and binding; and there are no defenses, set offs or counterclaims thereto; nothing herein invalidates or shall impair or release any covenant, condition, agreement or stipulation in the Loan Documents; and Mortgagor shall perform and comply with and abide by each of the covenants, agreements, conditions and stipulations of the Loan Documents as heretofore amended as amended hereby.



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         8. LIMITED MODIFICATION. Except to the limited extent expressly set forth herein, all other terms and provisions contained in the Third Consolidated Note and the Mortgage, both as heretofore amended, remain in full force and effect, and nothing herein and nothing done pursuant hereto shall affect or be construed to affect the lien, charge and encumbrance of, or warranty of title in the Mortgage, as heretofore amended, nor the priority thereof over other liens, charges, encumbrances or conveyances, and the Mortgaged Property (as that term is defined in the Mortgage) shall remain in all respects subject to the lien, charge and encumbrance of the Mortgage. This Extension Agreement constitutes a modification or amendment, and not a novation.

         9.  MISCELLANEOUS.

                  (a) RECORDING. Mortgagor shall promptly cause this Extension Agreement to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien of the Mortgage upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, administration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Extension Agreement, and all Federal, state, county and municipal taxes, duties, assessments and charges now or hereafter arising out of or in connection with the filing, registration, recording, execution and delivery of this Extension Agreement, including without limitation any and all documentary stamps and/or intangible taxes. Mortgagor agrees to hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any such tax, duty, assessment or charge. Mortgagor shall pay such sums immediately upon receipt of notice of such amounts from the authority to which they are due and payable or from Mortgagee or its assigns. In the event Mortgagor fails to pay said sums, Mortgagee or its assignee may at its option pay such taxes and/or purchase and affix such documentary stamps. Any such payment by Mortgagee or its assignee shall be added to the indebtedness evidenced by the Third Consolidated Note and shall bear interest from the date advanced to the date of recovery at a rate equal to the lesser of five percent (5%) per annum higher than the rate of interest then accruing in accordance with the provisions of the first paragraph of the Third Consolidated Note or the maximum rate permissible under Florida Law.

                  (b) SEVERABILITY. If any one or more of the provisions of this Extension Agreement is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Extension Agreement shall not be in any way impaired, and each term or provision shall be construed to be legal, valid, binding and enforceable to the maximum extent permitted by law.

                  (c) SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES. All warranties, representations and covenants made by Mortgagor herein or in any


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certificate or other instrument delivered by it or on its behalf under this
Extension Agreement shall be considered to have been relied upon by Mortgagee and shall survive regardless of any investigation made by Mortgagee or on its behalf.

                  (d) HEADINGS. Paragraph headings have been inserted in this Extension Agreement as a matter of convenience of reference only; such paragraph headings are not part of this Extension Agreement and shall not be used in the interpretation of this Extension Agreement.

                  (e) GOVERNING LAW. This Extension Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

                  (f) FURTHER INSTRUMENTS. Mortgagor agrees from time to time, as may be reasonably required by Mortgagee, to execute and deliver such further instruments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intention herewith.

                  (g) CONFLICTS. In the event of any conflict between the provisions hereof and of the Third Consolidated Note and/or the Mortgage, the provisions hereof shall govern and control.

         THE MORTGAGOR AND MORTGAGEE EACH WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, ANY ASPECT OF THE TRANSACTION IN CONNECTION WITH WHICH THIS DOCUMENT IS BEING GIVEN OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH SUCH TRANSACTION. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MORTGAGOR AND MORTGAGEE AND THE MORTGAGOR AND MORTGAGEE EACH ACKNOWLEDGES THAT NO ONE HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE MORTGAGOR AND MORTGAGEE EACH FURTHER ACKNOWLEDGES HAVING BEEN REPRESENTED IN CONNECTION WITH THE TRANSACTION WITH RESPECT TO WHICH THIS DOCUMENT IS BEING GIVEN AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH COUNSEL. THE MORTGAGOR AND MORTGAGOR EACH ACKNOWLEDGES HAVING READ AND UNDERSTOOD THE MEANING AND RAMIFICATIONS OF THIS WAIVER PROVISION.

         IN WITNESS WHEREOF, the Mortgagor has caused this Extension Agreement to be executed as of the date first above written.

                                            MORTGAGOR:
Signed and Acknowledged

in the Presence of:                         ORIOLE HOMES CORP.,
                                            a Florida corporation

-----------------------------
Name Printed:
             ----------------

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                                       By:_________________________________
                                           Richard D. Levy, Chairman of the
                                           Board and Chief Executive Officer
_____________________________

Name Printed: _______________


STATE OF FLORIDA           )
                           )SS:
COUNTY OF PALM BEACH       )

         Before me, a Notary Public in and for said County and State, on this day of July, 2000, personally appeared the above-named Oriole Homes Corp., a Florida corporation, by Richard D. Levy, its Chairman of the Board and Chief Executive Officer, who acknowledged to me that he did sign the foregoing instrument on behalf of said corporation, and that such signing was his free act and deed as such officer, and the free act and deed of said corporation. Richard
D. Levy is personally known to me.

                                        _______________________________________
                                        Print Name:____________________________
(SEAL) Notary Public, State of Florida at Large My Commission Expires: ________________



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         IN WITNESS WHEREOF, the Mortgagee has caused this Extension Agreement to be executed as of the date first above written.

                                                     MORTGAGEE:

Signed and Acknowledged
in the Presence of:                     OHIO SAVINGS BANK, a federal savings
                                        bank, f/k/a Ohio Savings Bank, F.S.B.,
                                        f/k/a Ohio Savings Bank, an Ohio
                                        corporation
---------------------------------
Name Printed:
             --------------------

                                        By:
                                           --------------------------------
                                           Ralph C. Kirk, Vice President

Name Printed:
             --------------------



STATE OF OHIO                       )
                                    )SS:
COUNTY OF CUYAHOGA                  )

Before me, a Notary Public in and for said County and State, on this ____ day of July, 2000, personally appeared the above-named Ralph C. Kirk, the Vice president of Ohio Savings Bank, a federal savings bank, f/k/a Ohio Savings Bank, F.S.B., f/k/a Ohio Savings Bank, an Ohio corporation, personally known by me, who acknowledged to me that he did sign the foregoing instrument on behalf of said Bank and that the same was the free act and deed of said Bank and his free act and deed, individually and as such officer.

                                      Print Name:
                                                -------------------------------
(SEAL)                                           Notary Public, State of Ohio
                                                 My Commission Expires:
                                                                       --------






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